UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5201 Great America Parkway, Suite 232 Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)
(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On June 29, 2020, Landec Corporation (the “Company”) issued a press release announcing certain preliminary financial results for the Company’s fiscal fourth quarter ended May 31, 2020. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press Release dated June 29, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 29, 2020

LANDEC CORPORATION

By:	/s/ Brian McLaughlin
Brian McLaughlin Chief Financial Officer and Vice President of Finance and Administration

Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact Information:

Investor Relations:
Jeff Sonnek
(646) 277-1263
jeff.sonnek@icrinc.com

Landec Corporation Provides Update on Curation Foods Transformation and Announces Preliminary Fiscal 2020 Fourth Quarter Results

Special conference call scheduled for Monday, June 29, 2020 at 5 p.m. Eastern Time

SANTA CLARA, CA – June 29, 2020 – Landec Corporation (Nasdaq: LNDC) (“Landec” or the “Company”), a diversified health and wellness Company with two operating businesses, Curation Foods, Inc. (“Curation Foods”) and Lifecore Biomedical, Inc. (“Lifecore”), today announced an update of its Curation Foods turnaround initiatives as part of Landec’s shareholder value creation program, Project SWIFT. Landec also announced its preliminary fiscal 2020 fourth quarter financial results.

Curation Foods – Project SWIFT: Consolidation of manufacturing operations contributes to $11 million in annualized cost savings.

Project SWIFT, which is designed to identify opportunities to transform the Company’s business with a focus on maximizing strategic assets, optimizing its operational network and rightsizing the organization, continues to progress favorably. Following an internal review as part of Project SWIFT, Landec has determined to close Curation Foods’ underutilized manufacturing operations in Hanover, PA, sell the building and assets related thereto, and consolidate its operations into its manufacturing facilities in Guadalupe, CA and Bowling Green, OH, which is targeted to occur by September 2020. By absorbing production from the Hanover, PA facility into its remaining network of facilities, Curation Foods expects to improve customer service and productivity across the network and enhance the gross margin profile in its fresh food portfolio.

Dr. Albert Bolles, Landec’s President and CEO, stated, “The planned closure of our Hanover facility is a necessary step for the Curation Foods business to achieve improved performance, and we expect the proceeds of the sale of the building and assets will be used to pay down debt and strengthen the balance sheet. We expect that the outcome of these strategic actions associated with Project SWIFT, and others announced to date, will provide operational efficiency with annualized cost savings of approximately $11 million. Additionally, as a more streamlined organization, we are empowering the Curation Foods team to focus more of their efforts on our plant-based food innovation and operational excellence.”

The Company drove significant operational improvements within the Curation Foods business throughout fiscal 2020, largely visible in the fiscal fourth quarter, and operational improvements are expected to continue in fiscal 2021. The Company is also encouraged by the steady growth at Lifecore, despite the temporary headwinds related to the COVID-19 pandemic.

Dr. Bolles continued, “While we delivered against our revenue targets in the fiscal 2020 fourth quarter, the combination of the unpredictability of consumer shopping patterns for fresh food and the temporary manufacturing inefficiencies at Lifecore associated with the COVID-19 pandemic, had a negative impact on our margin delivery and overall profitability. However, we believe that the enhancements to our business are durable and that the resulting improvement in our gross and adjusted EBITDA margins should positively impact fiscal 2021, which we expect will translate to more consistent and sustainable profitable growth, enabling us to maximize shareholder value across our business portfolio.”

Landec: Preliminary Fiscal 2020 Fourth Quarter Financial Results
The Company is providing preliminary, unaudited financial results for the fiscal 2020 fourth quarter, ended May 31, 2020. Due to the COVID-19 pandemic, Curation Foods realized significant shifts in customer demand toward some of its lower margin product categories, further complicated by irregular customer order volatility. The demand product shifts and volatility caused order cancellations that resulted in supply chain inefficiencies and other operational impacts lowering Curation Foods’ margins. In addition, due to the COVID-19 pandemic, Lifecore experienced some temporary manufacturing inefficiencies associated with the new safety protocols that impacted Lifecore margins for the fiscal 2020 fourth quarter but have since been resolved.

The following are preliminary and unaudited financial results for the fiscal 2020 fourth quarter:

Revenue from continuing operations:
•Consolidated Revenues: approximately $156.1 million
•Lifecore: approximately $25.5 million
•Curation Foods: approximately $130.6 million

Net income (loss) from continuing operations:
•Consolidated (including Other segment): in the range of $(14.6) million to $(17.6) million
•Lifecore: approximately $4.8 million
•Curation Foods: in the range of $(15.4) million to $(18.4) million

Adjusted EBITDA:
•Consolidated (including Other segment): in the range of $12.6 million to $14.6 million
•Lifecore: approximately $7.5 million
•Curation Foods: in the range of $5.8 million to $7.8 million

Diluted net (loss) per share:
•Consolidated: in the range of $(0.50) to $(0.60)

Adjusted Diluted Net Income Per Share:
•Consolidated: in the range of $0.01 to $0.06

The Company’s actual financial results for the fiscal 2020 fourth quarter and full fiscal year, ended May 31, 2020, are subject to finalization of its normal quarter-end and year-end accounting procedures, and the audit of its fiscal 2020 financial statements, and thus these foregoing numbers may not be reflective of the Company’s actual results. The Company currently expects to report its actual results for the fiscal 2020 fourth quarter and full fiscal year by early August.

Update on Credit Agreement
As previously disclosed in the Company’s press release dated March 25, 2020, in connection with the Seventh Amendment to the Credit Agreement, the Company agreed to certain minimum monthly EBITDA and maximum capital expenditure covenants through May 31, 2020. As a result of the impacts of the COVID-19 pandemic, the Company was not in compliance with certain of these covenants. The Company has been granted a limited default waiver for the month of March 2020. In connection with the limited default waiver, the Company has incurred a one-time waiver fee equal to approximately $0.3 million in aggregate, and certain other administrative and legal costs. The Company is in discussions with its creditors to obtain a waiver through May 31, 2020. As of May 31, 2020, $191.4 million of indebtedness was outstanding under the Credit Agreement, which matures on September 23, 2021.

Conference Call and Webcast – Today, June 29, 2020

The live webcast can be accessed on Landec’s website on the Investor Events & Presentations page. The webcast will be available for 30 days.

Date: Monday, June 29, 2020

Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)

Direct Webcast Link: http://ir.Landec.com/events.cfm

To participate in the conference call via telephone, dial toll-free: 877-407-3982 or 201-493-6780. Please call the conference telephone number 5-10 minutes prior to the start time so the operator can register your name and organization. If you have any difficulty with the webcast or connecting to the call, please contact ICR at (646) 277-1263.

A replay of the call will be available through Monday, July 6, 2020 by calling toll-free: (844) 512-2921 or direct (412) 317-6671, and entering code 13705313.

About Landec Corporation
Landec Corporation (Nasdaq: LNDC) is a leading innovator of diversified health and wellness solutions with two operating businesses: Curation Foods, Inc. and Lifecore Biomedical, Inc. Landec designs, develops, manufactures and sells products for the food and biopharmaceutical industry. Curation Foods is focused on innovating and distributing plant-based foods with 100% clean ingredients to retail, club and foodservice channels throughout North America. Curation Foods is able to maximize product freshness through its geographically dispersed family of growers, refrigerated supply chain and patented BreatheWay® packaging technology. Curation Foods brands include Eat Smart® fresh packaged vegetables and salads, O Olive Oil & Vinegar® premium artisan products, and Yucatan® and Cabo Fresh® avocado products. Lifecore is a fully integrated contract development and manufacturing organization (CDMO) that offers highly differentiated capabilities in the development fill and finish of sterile, injectable pharmaceutical products in syringes and vials. As a leading manufacturer of premium, injectable grade Hyaluronic Acid, Lifecore brings 35 years of expertise as a partner for global and emerging biopharmaceutical and biotechnology companies across multiple therapeutic categories to bring their innovations to market. For more information about the Company, visit Landec’s website at www.landec.com.

Non-GAAP Financial Information
This press release contains non-GAAP financial information relating to Adjusted EBITDA and Adjusted Diluted Net Income Per Share. The Company has included reconciliation of these non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP. See the section entitled “Non-GAAP Financial Information and Reconciliations” in this release for definitions of Adjusted EBITDA and Adjusted Diluted Net Income Per Share, and those reconciliations.

The Company has disclosed these non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures exclude/include certain items that are included in the Company’s results reported in accordance with GAAP. Management believes these non-GAAP financial measures provide useful additional information to investors about trends in the Company’s operations and are useful for period-over-period comparisons. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to the potential differences in methods of calculation and items being excluded/included. These non-GAAP financial measures should be read in conjunction with the Company’s consolidated financial statements presented in accordance with GAAP.

Important Cautions Regarding Forward-Looking Statements
Certain statements in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which involve certain risks and uncertainties that could cause actual results to differ materially, including such factors as, among others, the timing and expenses associated with the Company’s operations; the impact of the COVID-19 pandemic on us, our business, our customers, or the economy generally; the anticipated success of the Company’s pending strategic initiatives, including the timing of such initiatives and the Company’s ability to recognize anticipated annual savings on its anticipated timeline, or at all, the ability of the Company to negotiate an amendment to its existing Credit Agreement successfully, or at all, the ability of the Company to achieve acceptance of new products in the market place, weather conditions that can affect the supply and price of produce, government regulations affecting the Company’s business, the timing of regulatory approvals necessary to operate the Company’s business, the Company’s ability to successfully integrate Yucatan Foods into the Curation Foods business, the mix between domestic and international sales and any other statements about our future expectations, plans, intentions, beliefs or prospects expressed by management or the Company. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

Non-GAAP Financial Information and Reconciliations
Adjusted EBITDA and Adjusted Diluted Net Income Per Share are non-GAAP financial measures. We define EBITDA as earnings before the fair market value change of the Company’s investment in Windset, interest expense, income tax expense, and depreciation and amortization. We define Adjusted EBITDA as earnings before the fair market value change of the Company’s investment in Windset, interest expense, income tax expense, depreciation and amortization, impairment of goodwill, intangible and other assets, and certain restructuring and other non-recurring charges. We define Adjusted Diluted Net Income Per Share as diluted net income per share before impairment of goodwill, intangible and other assets, and certain restructuring and other non-recurring charges, net of tax. The table below presents the reconciliation of these non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP and other supplemental information. See “Non-GAAP Financial Information” above for further information regarding the Company’s use of non-GAAP financial measures.

(Estimated and Unaudited)
Three Months Ended May 31, 2020
Diluted net (loss) income per share from continuing operations	$(0.50) – (0.60)
Impairment of goodwill, intangible, and other assets; net of tax, per diluted share (1)	0.36 – 0.41
Restructuring and other non-recurring charges; net of tax, per diluted share	0.20
Adjusted diluted net income per share from continuing operations	$0.01 – 0.06

(Estimated, Unaudited, and in thousands)	Curation Foods	Lifecore	Other	Total
Three Months Ended May 31, 2020
Net (loss) income from continuing operations	$(15,362) – (18,362)	$4,775	$(4,020)	$(14,607) – (17,607)
FMV change of investment in Windset	4,400	—	—	4,400
Interest expense, net of interest income	1,370	—	1,770	3,140
Income tax (benefit) expense	(5,627) – (6,627)	1,426	(854)	(5,055) – (6,055)
Depreciation and amortization	3,536	1,303	27	4,866
Total EBITDA	(11,683) – (15,683)	7,504	(3,077)	(7,256) – (11,256)
Impairment of goodwill, intangible, and other assets (1)	14,000 – 16,000	—	—	14,000 – 16,000
Restructuring and other non-recurring charges	5,479	—	2,397	7,876
Total Adjusted EBITDA	$5,796 – 7,796	$7,504	$(680)	$12,620 – 14,620

(1)The Company is in the preliminary stages of analyzing its goodwill and intangible assets for impairment. The initial analysis indicates impairment to Curation Foods’ goodwill, trademarks and tradenames, and customer relationships with respect to its O Olive Oil and Vinegar and Yucatan brands. The Company will provide further information when it completes its goodwill and intangible impairment analysis and reports its actual results for the fiscal 2020 fourth quarter and full fiscal year.